UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 20, 2008
GAMESTOP CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
625 Westport Parkway, Grapevine, TX	76051
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(817) 424-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition.

The following information, including Exhibit 99.1, is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On November 20, 2008, GameStop Corp. issued a press release announcing its financial results for the third quarter ended November 1, 2008.  A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of GameStop Corp., whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth therein.

Item 9.01           Financial Statements and Exhibits.

(d)       Exhibits

99.1                    Press Release issued by GameStop Corp., dated November 20, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date:	November 20, 2008
/s/ David W. Carlson
		Name:	David W. Carlson
		Title:	Executive Vice President and Chief
Financial Officer

Table of Contents

GAMESTOP CORP.

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release issued by GameStop Corp., dated November 20, 2008